Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Pensions and other postretirement benefits	Pensions and other postretirement benefits

The Company has various retirement benefit plans under which substantially all of its employees are entitled to benefits at retirement age, generally based on compensation and length of service and/or contributions. Senior and executive management employees, subject to certain minimum service and age requirements, are also eligible for an additional retirement benefit under their Special Retirement Stipend Agreements, the Supplemental Executive Retirement Plan or the Defined Contribution Supplemental Executive Retirement Plan.
The Company also offers postretirement benefits to certain employees providing life insurance, medical benefits and, for a closed group of employees, free rail travel benefits during retirement. These postretirement benefits are funded as they become due. The information in the tables that follow pertains to all of the Company's defined benefit plans. However, the following descriptions relate solely to the Company's main pension plan, the CN Pension Plan, unless otherwise specified.

Description of the CN Pension Plan
The CN Pension Plan is a contributory defined benefit pension plan that covers the majority of CN employees. It provides for pensions based mainly on years of service and final average pensionable earnings and is generally applicable from the first day of employment. Indexation of pensions is provided after retirement through a gain/loss sharing mechanism, subject to guaranteed minimum increases. An independent trust company is the Trustee of the Company's pension trust funds (which includes the CN Pension Trust Fund). As Trustee, the trust company performs certain duties, which include holding legal title to the assets of the CN Pension Trust Fund and ensuring that the Company, as Administrator, complies with the provisions of the CN Pension Plan and the related legislation. The Company utilizes a measurement date of December 31 for the CN Pension Plan.

Funding policy
Employee contributions to the CN Pension Plan are determined by the plan rules. Company contributions are in accordance with the requirements of the Government of Canada legislation, the Pension Benefits Standards Act, 1985, including amendments and regulations thereto, and such contributions follow minimum and maximum thresholds as determined by actuarial valuations. Actuarial valuations are generally required on an annual basis for all Canadian defined benefit pension plans, or when deemed appropriate by the Office of the Superintendent of Financial Institutions. These actuarial valuations are prepared in accordance with legislative requirements and with the recommendations of the Canadian Institute of Actuaries for the valuation of pension plans. Actuarial valuations are also required annually for the Company's U.S. qualified defined benefit pension plans.
The Company's most recently filed actuarial valuations for funding purposes for its Canadian registered defined benefit pension plans conducted as at December 31, 2018 indicated a funding excess on a going concern basis of approximately $3.3 billion and a funding excess on a solvency basis of approximately $0.5 billion, calculated using the three-year average of the plans' hypothetical wind-up ratio in accordance with the Pension Benefit Standards Regulations, 1985. The federal pension legislation requires funding deficits, if any, to be paid over a number of years, as calculated under current pension regulations. Alternatively, a letter of credit can be subscribed to fulfill required solvency deficit payments.
The Company's next actuarial valuations for funding purposes for its Canadian registered defined benefit pension plans required as at December 31, 2019 will be performed in 2020. These actuarial valuations are expected to identify a funding excess on a going concern basis of approximately $3.5 billion, while on a solvency basis a funding excess of approximately $0.5 billion is expected. Based on the anticipated results of these valuations, the Company expects to make total cash contributions of approximately $135 million for all of the Company's pension plans in 2020. As at January 31, 2020 the Company had contributed $59 million to its defined benefit pension plans for 2020.
Plan assets
The assets of the Company's various Canadian defined benefit pension plans are primarily held in separate trust funds ("Trusts") which are diversified by asset type, country, sector and investment strategy. Each year, the CN Board of Directors reviews and confirms or amends the Statement of Investment Policies and Procedures ("SIPP") which includes the plans' long-term target asset allocation ("Policy") and related benchmark indices. This Policy is based on the long-term expectations of the economy and financial market returns and considers the dynamics of the plans' pension benefit obligations. In 2019, the Policy was amended to affect a target asset allocation change to bonds and mortgages, emerging market debt, private debt, absolute return and investment-related liabilities.
The CN Investment Division ("Investment Manager"), a division of the Company created to invest and administer the assets of the plan, can also implement an investment strategy ("Strategy") which can lead the Plan's actual asset allocation to deviate from the Policy due to changing market risks and opportunities. The Pension and Investment Committee of the Board of Directors ("Committee") regularly compares the actual plan asset allocation to the Policy and Strategy and compares the actual performance of the Company's pension plan assets to the performance of the benchmark indices.
The Company's 2019 Policy and actual asset allocation for the Company's pension plans based on fair value are as follows:

		Actual plan asset allocation
	Policy	2019	2018
Cash and short-term investments	3%	3%	3%
Bonds and mortgages (1)	35%	36%	35%
Emerging market debt (1)	1.5%	3%	3%
Private debt (1)	1.5%	3%	2%
Equities	40%	37%	33%
Real estate	4%	2%	2%
Oil and gas	7%	5%	6%
Infrastructure (1)	4%	3%	4%
Absolute return	10%	10%	10%
Risk-factor allocation	—%	1%	2%
Investment-related liabilities	(6)%	(3)%	—%
Total	100%	100%	100%

(1)
Certain assets in the 2018 comparative figures have been reclassified from bonds and mortgages and infrastructure to emerging market debt and private debt, respectively, to conform to the current year's presentation.

The Committee's approval is required for all major investments in illiquid securities. The SIPP allows for the use of derivative financial instruments to implement strategies, hedge and adjust existing or anticipated exposures. The SIPP prohibits investments in securities of the Company or its subsidiaries. Investments held in the Company's pension plans consist mainly of the following:

•
Cash and short-term investments consist of highly liquid securities which ensure adequate cash flows are available to cover near-term benefit payments. Short-term investments are mainly obligations issued by Canadian chartered banks.

•
Bonds include bond instruments, issued or guaranteed by governments and non-government entities. As at December 31, 2019, 80% (2018 - 80%) of bonds were issued or guaranteed by Canadian, U.S. or other governments. Mortgages consist of mortgage products which are primarily conventional or participating loans secured by commercial properties. On an exposure basis, the Plan's policy reflects an allocation of 45%, comprising a 35% allocation to bonds and mortgages investments and a 10% allocation to derivative financial instruments.

•	Emerging market debt consists of units invested in mainly open-ended funds whose mandate is to invest in debt instruments of emerging market countries.

•	Private debt includes participations in private debt funds focused on generating steady yields.

•
Equity investments include publicly traded securities diversified by industry sector, country and issuer and investments in mainly energy related private equity funds. As at December 31, 2019, the most significant allocation to an individual issuer of a publicly traded security was 1% (2018 - 2%) and the most significant allocation to an industry sector was 12% (2018 - 22%).

•	Real estate is a diversified portfolio of Canadian land and commercial properties and investments in real estate private equity funds.

•	Oil and gas investments include petroleum and natural gas properties and listed and non-listed securities of oil and gas companies.

•	Infrastructure investments include participations in private infrastructure funds, term loans and notes of infrastructure companies.

•
Absolute return investments are primarily a portfolio of units of externally managed hedge funds, which are invested in various long/short strategies within multi-strategy, fixed income, equity and global macro funds. Managers are monitored on a continuous basis through investment and operational due diligence.

•	Risk-factor allocation investments are a portfolio of units of externally managed funds and internally managed strategies in order to capture alternative risk premia.

•	Investment-related liabilities include a certain level of financing associated with securities sold under repurchase agreements and other assets.

The plans' Investment Manager monitors market events and risk exposures to foreign currencies, interest rates, market risks, credit risks and liquidity risks daily. When investing in foreign securities, the plans are exposed to foreign currency risk that may be adjusted or hedged; the effect of which is included in the valuation of the foreign securities. Net of the adjusted or hedged amount, the plans were 60% exposed to the Canadian dollar, 21% to the US dollar, 9% to European currencies, 3% to the Japanese Yen and 7% to various other currencies as at December 31, 2019. Interest rate risk represents the risk that the fair value of the investments will fluctuate due to changes in market interest rates. Sensitivity to interest rates is a function of the timing and amount of cash flows of the interest-bearing assets and liabilities of the plans. Derivatives are used from time to time to adjust the plan asset allocation or exposures to interest rates, foreign currencies, market risks or commodity prices of the portfolio or anticipated transactions. Derivatives are contractual agreements whose value is derived from interest rates, foreign exchange rates, and equity or commodity prices. They may include forwards, futures, options and swaps and are included in investment categories based on their underlying exposure. When derivatives are used for hedging purposes, the gains or losses on the derivatives are offset by a corresponding change in the value of the hedged assets. To manage credit risk, established policies require dealing with counterparties considered to be of high credit quality. Adequate liquidity is maintained to cover cash flows by monitoring factors such as fair value, collateral pledged and received, repurchase agreements and securities lending agreements.
Overall return in the capital markets and the level of interest rates affect the funded status of the Company's pension plans, particularly the Company's main Canadian pension plan. Adverse changes with respect to pension plan returns and the level of interest rates from the date of the last actuarial valuations may have a material adverse effect on the funded status of the plans and on the Company's results of operations.
The following tables present the fair value of plan assets by asset class as at December 31, 2019 and 2018:

	Fair value measurements at December 31, 2019
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$502	$92	$410	$—	$—
Bonds (2)
Canada, U.S. and supranational	771	—	771	—	—
Provinces of Canada and municipalities	4,503	—	4,503	—	—
Corporate	1,347	—	1,347	—	—
Emerging market debt (3)	500	—	500	—	—
Mortgages (4)	52	—	52	—	—
Private debt (5)	481	—	—	—	481
Public equities (6)
Canadian	338	338	—	—	—
U.S.	3,265	3,234	31	—	—
International	3,006	3,006	—	—	—
Private equities (7)	215	—	—	—	215
Real estate (8)	435	—	—	329	106
Oil and gas (9)	901	177	17	707	—
Infrastructure (10)	619	—	66	—	553
Absolute return funds (11)
Multi-strategy	1,083	—	—	—	1,083
Fixed income	175	—	—	—	175
Global macro	490	—	—	—	490
Growth insurance	17	17	—	—	—
Risk-factor allocation (12)	288	—	—	—	288
Investments (13)	$18,988	$6,864	$7,697	$1,036	$3,391
Investment-related liabilities (14)	(565)
Other (15)	1
Total plan assets	$18,424

	Fair value measurements at December 31, 2018
In millions	Total	Level 1	Level 2	Level 3	NAV
Cash and short-term investments (1)	$577	$12	$565	$—	$—
Bonds (2)
Canada, U.S. and supranational	1,801	—	1,801	—	—
Provinces of Canada and municipalities	2,987	—	2,987	—	—
Corporate	1,180	—	1,180	—	—
Emerging market debt (3)	540	—	540	—	—
Mortgages (4)	90	—	90	—	—
Private debt (5)	366	—	—	—	366
Public equities (6)
Canadian	1,561	1,561	—	—	—
U.S.	447	447	—	—	—
International	3,338	3,338	—	—	—
Private equities (7)	274	—	—	—	274
Real estate (8)	421	—	—	321	100
Oil and gas (9)	948	202	18	728	—
Infrastructure (10)	704	—	64	—	640
Absolute return funds (11)
Multi-strategy	898	—	—	—	898
Fixed income	239	—	—	—	239
Global macro	480	—	—	—	480
Risk-factor allocation (12)	286	—	—	—	286
Investments (13)	$17,137	$5,560	$7,245	$1,049	$3,283
Other (15)	107
Total plan assets	$17,244
Level 1: Fair value based on quoted prices in active markets for identical assets.
Level 2: Fair value based on other significant observable inputs.
Level 3: Fair value based on significant unobservable inputs.
NAV: Investments measured at net asset value as a practical expedient.
Footnotes to the table follow on the next page.
The following table reconciles the beginning and ending balances of the fair value of investments classified as Level 3:

	Fair value measurements based on significant unobservable inputs (Level 3)
In millions	Real estate (8)	Oil and gas (9)	Total

Balance at December 31, 2017	$332	$769	$1,101
Actual return relating to assets still held at the reporting date	(2)	(11)	(13)
Purchases	1	—	1
Sales	(1)	—	(1)
Disbursements	(9)	(30)	(39)
Balance at December 31, 2018	321	728	1,049
Actual return relating to assets still held at the reporting date	13	7	20
Purchases	3	—	3
Sales	(1)	—	(1)
Disbursements	(7)	(28)	(35)
Balance at December 31, 2019	$329	$707	$1,036

(1)	Cash and short-term investments with related accrued interest are valued at cost, which approximates fair value, and are categorized as Level 1 and Level 2 respectively.

(2)
Bonds are valued using mid-market prices obtained from independent pricing data suppliers. When prices are not available from independent sources, the fair value is based on the present value of future cash flows using current market yields for comparable instruments.

(3)	Emerging market debt funds are valued based on the net asset value which is readily available and published by each fund's independent administrator.

(4)	Mortgages are valued based on the present value of future net cash flows using current market yields for comparable instruments.

(5)
Private debt investments are valued based on the net asset value as reported by each fund's manager, generally based on the present value of future net cash flows using current market yields for comparable instruments.

(6)	The fair value of public equity investments is based on quoted prices in active markets for identical assets.

(7)	Private equity investments are valued based on the net asset value as reported by each fund's manager, generally using discounted cash flow analysis or earnings multiples.

(8)
The fair value of real estate investments categorized as Level 3 includes immoveable properties. Land is valued based on the fair value of comparable assets, and income producing properties are valued based on the present value of estimated future net cash flows or the fair value of comparable assets. Independent valuations of all immoveable properties are performed triennially on a rotational basis. The fair value of real estate investments categorized as NAV consists mainly of investments in real estate private equity funds and is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.

(9)
Oil and gas investments categorized as Level 1 are valued based on quoted prices in active markets. Oil and gas participations traded on a secondary market are valued based on the most recent transaction price and are categorized as Level 2. Investments in oil and gas categorized as Level 3 consist of operating oil and gas properties and the fair value is based on estimated future net cash flows that are discounted using prevailing market rates for transactions in similar assets. Estimated future net cash flows are based on forecasted oil and gas prices and projected annual production and costs.

(10)
The fair value of infrastructure investments categorized as Level 2 is based on the present value of future cash flows using current market yields for comparable instruments. The fair value of infrastructure funds categorized as NAV is based on the net asset value as reported by each fund's manager, generally using a discounted cash flow analysis or earnings multiples.

(11)
Absolute return investments are valued using the net asset value as reported by each fund's independent administrator. All absolute return investments have contractual redemption frequencies, ranging from monthly to annually, and redemption notice periods varying from 5 to 90 days.

(12)
Risk-factor allocation investments are valued using the net asset value as reported by each fund's independent administrator or fund manager. All funds have contractual redemption frequencies ranging from daily to annually, and redemption notice periods varying from 5 to 60 days.

(13)
Derivative financial instruments, which are included in gross investments, are valued using quoted market prices when available and are categorized as Level 1, or based on valuation techniques using market data, when quoted market prices are not available and are categorized as Level 2. Derivatives are included in the investment asset categories based on their underlying exposure.

(14)
Investment-related liabilities include securities sold under repurchase agreements. The securities sold under repurchase agreement do not meet the conditions to remove from the assets and are therefore maintained on the books with an offsetting liability recorded to represent the financing nature of this transaction. These agreements are recorded at cost, which together with accrued interest approximates fair value due to their short-term nature.

(15)
Other consists of operating assets of $108 million (2018 - $120 million) and liabilities of $107 million (2018 - $13 million) required to administer the Trusts' investment assets and the plans' benefit and funding activities. Such assets are valued at cost and have not been assigned to a fair value category.

Obligations and funded status for defined benefit pension and other postretirement benefit plans

		Pensions		Other postretirement benefits
In millions	Year ended December 31,	2019	2018	2019	2018
Change in benefit obligation
Projected benefit obligation at beginning of year		$17,275	$18,025	$247	$261
Amendments		—	—	$—	(6)
Interest cost		596	568	8	9
Actuarial loss (gain) on projected benefit obligation (1)		1,611	(538)	(9)	(10)
Current service cost		143	170	2	2
Plan participants' contributions		64	63	—	—
Foreign currency changes		(15)	25	(3)	8
Benefit payments, settlements and transfers		(1,065)	(1,038)	(18)	(17)
Projected benefit obligation at the end of the year (2)		$18,609	$17,275	$227	$247
Component representing future salary increases		(253)	(266)	—	—
Accumulated benefit obligation at end of year		$18,356	$17,009	$227	$247
Change in plan assets
Fair value of plan assets at beginning of year		$17,244	$18,564	$—	$—
Employer contributions		105	70	—	—
Plan participants' contributions		64	63	—	—
Foreign currency changes		(11)	19	—	—
Actual return on plan assets		2,087	(434)	—	—
Benefit payments, settlements and transfers		(1,065)	(1,038)	—	—
Fair value of plan assets at end of year (2)		$18,424	$17,244	$—	$—
Funded status - Deficiency of fair value of plan assets over projected benefit obligation at end of year		$(185)	$(31)	$(227)	$(247)

(1)
Substantially all of the pensions' actuarial loss for the year ended December 31, 2019 and actuarial gain for the year ended December 31, 2018 is the result of the change in the end of year discount rate of the current year versus the prior year (67 basis points decrease for 2019 and 26 basis points increase for 2018).

(2)
For the CN Pension Plan, as at December 31, 2019, the projected benefit obligation was $17,252 million (2018 - $16,004 million) and the fair value of plan assets was $17,523 million (2018 - $16,393 million). The measurement date of all plans is December 31.

Amounts recognized in the Consolidated Balance Sheets

		Pensions		Other postretirement benefits
In millions	December 31,	2019	2018	2019	2018
Noncurrent assets - Pension asset		$336	$446	$—	$—
Current liabilities (Note 12)		—	—	(15)	(17)
Noncurrent liabilities - Pension and other postretirement benefits		(521)	(477)	(212)	(230)
Total amount recognized		$(185)	$(31)	$(227)	$(247)

Amounts recognized in Accumulated other comprehensive loss (Note 18)

		Pensions		Other postretirement benefits
In millions	December 31,	2019	2018	2019	2018
Net actuarial gain (loss)		$(4,336)	$(3,887)	$14	$8
Prior service credit (cost)		$(3)	$(6)	$4	$4

Information for defined benefit pension plans with an accumulated benefit obligation in excess of plan assets

		Pensions
In millions	December 31,	2019	2018
Accumulated benefit obligation (1)		$676	$714
Fair value of plan assets (1)		$225	$303

(1)	All of the Company's other postretirement benefit pension plans have an accumulated benefit obligation in excess of plan assets.

Information for defined benefit pension plans with a projected benefit obligation in excess of plan assets

		Pensions
In millions	December 31,	2019	2018
Projected benefit obligation		$843	$780
Fair value of plan assets		$322	$303

Components of net periodic benefit cost (income) for defined benefit pension and other postretirement benefit plans

		Pensions			Other postretirement benefits
In millions	Year ended December 31,	2019	2018	2017	2019	2018	2017
Current service cost		$143	$170	$130	$2	$2	$2
Other components of net periodic benefit cost (income)
Interest cost		596	568	540	8	9	8
Settlement loss		5	3	—	—	—	—
Expected return on plan assets		(1,085)	(1,083)	(1,047)	—	—	—
Amortization of prior service cost		3	3	5	—	—	—
Amortization of net actuarial loss (gain)		155	200	182	(3)	(2)	(3)
Total Other components of net periodic benefit cost (income)		$(326)	$(309)	$(320)	$5	$7	$5
Net periodic benefit cost (income)		$(183)	$(139)	$(190)	$7	$9	$7

Weighted-average assumptions used in accounting for defined benefit pension and other postretirement benefit plans

	Pensions			Other postretirement benefits
December 31,	2019	2018	2017	2019	2018	2017
To determine projected benefit obligation
Discount rate (1)	3.10%	3.77%	3.51%	3.14%	4.00%	3.59%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
To determine net periodic benefit cost (income)
Rate to determine current service cost (3)	3.93%	3.68%	4.11%	4.25%	3.83%	4.43%
Rate to determine interest cost (3)	3.47%	3.15%	3.15%	3.68%	3.23%	3.29%
Rate of compensation increase (2)	2.75%	2.75%	2.75%	2.75%	2.75%	2.75%
Expected return on plan assets (4)	7.00%	7.00%	7.00%	N/A	N/A	N/A

(1)
The Company's discount rate assumption, which is set annually at the end of each year, is determined by management with the aid of third-party actuaries. The discount rate is used to measure the single amount that, if invested at the measurement date in a portfolio of high-quality debt instruments with a rating of AA or better, would provide the necessary cash flows to pay for pension benefits as they become due. For the Canadian pension and other postretirement benefit plans, future expected benefit payments are discounted using spot rates based on a derived AA corporate bond yield curve for each maturity year.

(2)	The rate of compensation increase is determined by the Company based upon its long-term plans for such increases.

(3)
The Company uses the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows at the relevant maturity.

(4)
The expected long-term rate of return is determined based on expected future performance for each asset class and is weighted based on the investment policy. For 2019, the Company used a long-term rate of return assumption of 7.00% on the market-related value of plan assets to compute net periodic benefit cost (income). The Company has elected to use a market-related value of assets, whereby realized and unrealized gains/losses and appreciation/depreciation in the value of the investments are recognized over a period of five years, while investment income is recognized immediately. In 2020, the Company will maintain the expected long-term rate of return on plan assets at 7.00% to reflect management's current view of long-term investment returns.

Expected future benefit payments
The following table provides the expected benefit payments for pensions and other postretirement benefits for the next five years and the subsequent five-year period:

In millions	Pensions	Other postretirement benefits
2020	$1,056	$16
2021	$1,060	$15
2022	$1,058	$14
2023	$1,053	$14
2024	$1,046	$13
Years 2025 to 2029	$5,119	$60

Defined contribution and other plans
The Company maintains defined contribution pension plans for certain salaried employees as well as certain employees covered by collective bargaining agreements. The Company also maintains other plans including a Section 401(k) savings plan for certain U.S. based employees. The Company's contributions under these plans were expensed as incurred and, in 2019, amounted to $23 million (2018 - $22 million; 2017 - $19 million).

Contributions to multi-employer plan
Under collective bargaining agreements, the Company participates in a multi-employer benefit plan named the Railroad Employees National Early Retirement Major Medical Benefit Plan which provides certain postretirement health care benefits to certain retirees. The Company's contributions under this plan were expensed as incurred and amounted to $12 million in 2019 (2018 - $13 million; 2017 - $15 million). The annual contribution rate for the plan was $164.12 per month per active employee for 2019 (2018 - $176.16). The plan covered 445 retirees in 2019 (2018 - 461 retirees).